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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2004

                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2004, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-3)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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
           Delaware                               333-104020                             33-0727357
           --------                               ----------                             ----------
(State or Other Jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
        Incorporation)                                                                    Number)

                        3 Ada
                  Irvine, California                                                            92618
                  ------------------                                                            -----
       (Address of Principal Executive Offices                                               (Zip Code)



Registrant's telephone number, including area code:  (914) 790-8100
                                                     --------------

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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Item 2.       Acquisition or Disposition of Assets
              ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On October 5, 2004, a single series of certificates, entitled Option One Mortgage Loan Trust 2004-3, Asset-Backed Certificates, Series 2004-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of fifteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $962,000,000 and any amounts in the Pre-funding Accounts as of October 5, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreements, dated October 1, 2004, among Option One, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4 and Option One Owner Trust 2003-5, as applicable, as sellers and the Depositor (the "Mortgage Loan Purchase Agreements") and (ii) the Mortgage Loan Purchase Agreement, dated October 1, 2004, between Option One and the Depositor (the "Option One Purchase Agreement"). The "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", Class M-8 Certificates" and Class M-9 Certificates", were sold by the Depositor to Greenwich Capital Markets, Inc. as representative of the Underwriters ("GCM") pursuant to an Underwriting Agreement, dated October 1, 2004 (the "Underwriting Agreement") among the Depositor, Option One, Greenwich Capital Markets, Inc., Bank of American Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Barclays Capital Inc., Deutsche Bank Securities Inc. and H&R Block Financial Advisors Inc.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                      INITIAL CERTIFICATE PRINCIPAL
       CLASS            BALANCE OR NOTIONAL AMOUNT             PASS-THROUGH RATE
       -----            --------------------------             -----------------
        A-1                   $400,000,000                          Variable
        A-2                   $145,000,000                          Variable
        A-3                   $225,500,000                          Variable
        A-4                   $ 44,500,000                          Variable
        M-1                   $ 31,500,000                          Variable
        M-2                   $ 28,000,000                          Variable
        M-3                   $ 15,000,000                          Variable
        M-4                   $ 15,500,000                          Variable
        M-5                   $ 14,500,000                          Variable
        M-6                   $ 12,000,000                          Variable
        M-7                   $ 12,500,000                          Variable
        M-8                   $  8,000,000                          Variable
        M-9                   $ 10,000,000                          Variable
        M-10                  $ 10,500,000                          Variable
         C                    $ 27,499,900                          Variable
         P                    $     100.00                             N/A
         R                          100.00 %                           N/A
        R-X                         100.00 %                           N/A

         The Certificates, other than the Class M-10 Certificates, the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated October 1, 2004, and the Prospectus Supplement, dated October 1, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01             Financial Statements and Exhibits
                      ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



              Exhibit No.                                Description
              -----------                                -----------
                  4.1 Pooling and Servicing Agreement, dated as of October 1, 2004, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2004-3 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 22, 2004
       ----------------


                                                OPTION ONE MORTGAGE ACCEPTANCE
                                                CORPORATION


                                                By: /s/ David S. Wells
                                                   ---------------------------
                                                Name:   David S. Wells
                                                Title:  Assistant Ser

                                Index to Exhibits



                                                                                               SEQUENTIALLY
     EXHIBIT NO.                                DESCRIPTION                                   NUMBERED PAGE
     -----------                                -----------                                   -------------
         4.1           Pooling and Servicing Agreement,  dated as of October 1, 2004,               7
                       by and among Option One  Mortgage  Acceptance  Corporation  as
                       Depositor,  One Mortgage  Corporation  as Master  Servicer and
                       Wells  Fargo  Bank,  N.A.  as Trustee  relating  to the Series
                       2004-3 Certificates.

                                   Exhibit 4.1